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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 22, 2005

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                           UNITED HERITAGE CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             UTAH                          0-9997                 87-0372864
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)        (IRS EMPLOYEE
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                              2 NORTH CADDO STREET
                              CLEBURNE, TEXAS 76033
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  817-641-3681
                            (ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

      |_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13(e)-4(c))
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            This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

            Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On February 22, 2005 the Registrant, United Heritage Corporation, entered into a settlement agreement with Southwest Securities Bank (formerly First Savings Bank FSB) (the "Agreement") to settle the legal action titled United Heritage Corporation and Walter G. Mize, Plaintiff, v. First Savings Bank, PSB, a Federal Savings Bank, Defendant, filed as Case No. C200300135 in the 249th Judicial District Johnson County, Texas. Southwest Securities Bank accepted $700,000 as payment in full of the $2,000,000 line of credit obtained by the Registrant in April 25, 2000 and released the Registrant from any and all further liability related to the loan.

            During negotiation of the settlement, the Registrant issued a certificate for 1,333,333 shares of its common stock to Southwest Securities Bank, in anticipation of settling the legal action on other terms. The certificate was not delivered to Southwest Securities Bank inasmuch as the legal action was settled for cash. The certificate has been cancelled.

            A copy of the press release issued by the Registrant regarding the settlement is attached to this Current Report on Form 8-K.

            Almac Financial Corporation, a corporation that is controlled by Walter G. Mize, the Registrant's Chief Executive Officer, President and Chairman of the Board of Directors, has agreed to increase its loan to the Registrant from $3,000,000 to $4,000,000 and to extend the maturity date.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 99.       Press Release

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 25, 2005


                                      UNITED HERITAGE CORPORATION



                                      By:/s/ Walter G. Mize
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                                         Walter G. Mize, Chief Executive Officer